UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 5, 2007


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                  0-25148                11-2974651
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  (State or Other Jurisdiction      (Commission            (IRS Employer
        of Incorporation)            File No.)           Identification No.)


425B Oser Avenue, Hauppauge, New York                                  11788
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(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01. Completion of Acquisition or Disposition of Assets.

     On March 5, 2007, the registrant amended its Secured Convertible Minimum Borrowing Note ("Minimum Borrowing Note") dated March 15,2004, issued by the registrant to Laurus Master Fund, LTD ("Laurus") and its Secured Revolving Note ("Revolving Notes"), dated March 15, 2004 issued by the registrant to Laurus.

     1. The definition of "Maturity Date" set forth in each of the Minimum Borrowing Note and the Revolving Notes was amended to mean "May 15, 2007."
     2. The amendment becomes effective as of the date following the execution by the registrant and Laurus and the payment in an amount equal to $25,000.
     3. All other terms and conditions of the Minimum Borrowing Note and the Revolving Notes were unchanged and remain in full force and effect.


Item 9.01. Financial Statements and Exhibits.


       (d)   Exhibits.
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             4.1           Amendment, dated March 5, 2007, to Minimum Borrowing
                           Note and Revolving Notes by and between the registrant and Laurus
             99.1          Press Release dated March 6, 2007






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2007

                                       GLOBAL PAYMENT TECHNOLOGIES, INC.

                                         By: /s/ William L. McMahon
                                             ----------------------
                                         Name:  William L. McMahon
                                         Title: Vice President, Chief Financial
                                                Officer and Secretary


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

                                  Exhibit Index

         Exhibit No.     Description
         -----------     -----------

         4.1 Amendment, dated March 5, 2007, to Minimum Borrowing Note and Revolving Notes by and between the registrant and Laurus
         99.1            Press Release dated March 6, 2007


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